UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21129
                                                     ---------

   Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
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               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
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               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
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                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300
                                                            ------------

                      Date of fiscal year end: November 30
                                               -----------

                   Date of reporting period: November 30, 2007
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND

      To  the  Shareholders  of  the  Flaherty  &  Crumrine/Claymore   Preferred
Securities Income Fund ("FFC" or the "Fund"):

      During the second half of 2007, conditions in U.S. preferred securities markets deteriorated dramatically, resulting in significant negative performance for the Fund. While some companies in the Fund's portfolio have challenges to manage, we believe those companies and the Fund's other holdings will continue to deliver high current income to the Fund's shareholders. No one knows when the preferred and overall credit markets will stabilize, but eventually they will. The road to stabilization is likely to be bumpy for some time, so we will continue to navigate diligently with our disciplined, credit-focused investment strategy.

      Since yields rise when prices of fixed income securities fall, one of the silver linings in the current market environment is the Fund's income. During this period, we have been able to re-position a portion of the portfolio into higher-yielding investment-grade securities. Along with other factors, this allowed us to raise our dividend modestly, effective in December.

      The following table summarizes the Fund's performance in its most recent fiscal quarter and over longer time periods, compared with the average return of a group of closed-end funds that invest in other types of securities than preferred securities (as outlined in footnote (3) below):

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                       TOTAL RETURN ON NET ASSET VALUE(1)
                       FOR PERIODS ENDED NOVEMBER 30, 2007

                                                                    AVERAGE ANNUALIZED
                                              ACTUAL RETURNS              RETURNS
                                         ------------------------   ------------------
                                          THREE     SIX      ONE     THREE    LIFE OF
                                         MONTHS   MONTHS    YEAR     YEARS    FUND(2)
                                         ------   ------   ------   ------   ---------
Flaherty & Crumrine/Claymore
Preferred Securities Income Fund .....    -5.9%   -11.5%   -11.9%     0.1%     4.0%
Lipper Domestic Investment Grade
Funds(3) .............................     2.2%     2.0%     3.9%     5.0%     5.8%

----------
(1) Based on monthly data provided by Lipper Inc. in each calendar month during the relevant period. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the methodology used elsewhere in this report.

(2)   Since inception on January 29, 2003.

(3) Includes all closed-end funds in Lipper's U.S. Government, U.S. Mortgage and Corporate Debt BBB Rated categories in each month during the period. Although the investment strategies used by the Fund differ significantly from the strategies used by these other fixed-income funds, the Fund seeks to accomplish a similar objective.

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      As the table reflects, the Fund's relative performance over all time periods was dramatically impacted by the last six months of the fiscal year. Since July 2007, U.S. markets have suffered from a severe credit crunch. Sparked by the problems in the subprime mortgage market, the credit crunch expanded into a complete re-evaluation by investors and lenders of prices associated with the extension of credit and liquidity, in other words, the "risk premium." Rationally or irrationally, lenders and investors became afraid of the greater risk that their borrowers might default, and demanded significantly higher risk premiums for making loans or owning preferred or debt securities. Many investors fled to the safest credit instrument they knew -U.S. Treasury securities.

      Widening risk premiums played out in a number of market sectors. For consumers, mortgage rates jumped significantly in the first few months of the crunch and banks tightened lending standards. For institutions, credit fears became so widespread that banks even worried about lending to other banks; the cost of interbank borrowing surged. For the Fund, leverage became more expensive and yields on preferred securities increased dramatically, driving down the value of the Fund's portfolio.

      In some asset classes, lenders and investors simply retreated from extending credit to borrowers at any risk premium. Left unchecked, this credit contraction could have had severe negative repercussions on both asset values and the economy. In response, the Federal Reserve cut the fed funds rate by one percentage point and the discount rate by one and a half percentage points, with the likelihood of further cuts to come. In addition, the Fed and other major global central banks flooded markets with liquidity through repurchase operations. Preferred securities and other credit-market instruments, which were falling sharply in price prior to the Fed's actions, have since stabilized somewhat. Although we cannot say that prices of credit-market instruments have reached a bottom, the Fed's actions have clearly helped provide liquidity to the market. In the discussion topics that follow this letter, we write further about our thoughts on the future of the current credit crunch, the outlook for the U.S. economy and the possible response by the Fed. It's likely that the behavior of the preferred securities market these past months will one day be the subject of business school dissertations. From our vantage point, we'd observe that the market was impacted by, among other things, issues of liquidity, a flood of supply from financial issuers desperate to replenish their capital and concerns over the creditworthiness of the financial institutions that constitute a large part of the preferred securities market.

      Early on, losses by investors in mortgage securities prompted liquidation of their holdings in preferred securities to meet their funding needs. Too many willing sellers, and too few buyers, then had an adverse impact on valuations throughout the secondary preferred securities market. Subsequently, companies directly impacted by credit-related losses - especially banks, broker-dealers and the government-sponsored housing lenders, Fannie Mae and Freddie Mac - turned largely to the preferred market to raise much-needed capital to offset their losses. The pricing of these new issues came at substantial discounts to outstanding preferred securities, which further drove down prices in the secondary preferred market (including for preferred securities of non-financial companies).

      Although many types of companies have experienced some strain from the current credit crunch, those most affected include banks, financial services companies and broker-dealers - the industries with direct and indirect exposures to problems in the housing market. Preferred securities issued by these types of companies have consequently suffered the greatest declines in value. In the more detailed discussion that follows this letter, we talk about credit fundamentals of the financial services companies we own. In short, we believe that current market values of most securities we own are more reflective of the credit crunch and associated fears and illiquidity than the overall creditworthiness of these issuers. Consequently, we remain cautiously optimistic that a more normal market will bring about positive returns for our preferred-securities investments this year. On a longer-term horizon, we are all but certain of it.

      Following this letter is discussion on a variety of subjects, including: an attribution of total returns on net asset value; the Fund's market price performance; the economy and our views on monetary policy; credit fundamentals of financial services companies; and tax treatment of the Fund's dividends. The Questions and

Answers on the Fund's website at WWW.FCCLAYMORE.COM have additional comments on a number of topics that may interest you. We believe an informed shareholder can be one of the strongest assets of any company, and we encourage you to read the remainder of this report and explore the website for a wide range of additional information about your Fund.

      Sincerely,

      /s/ Donald F. Crumrine                 /s/ Robert M. Ettinger

      Donald F. Crumrine                     Robert M. Ettinger
      Chairman of the Board                  President

      January 18, 2008

                                DISCUSSION TOPICS

THE FUND'S PREFERRED SECURITIES PORTFOLIO AND COMPONENTS OF TOTAL RETURN ON NAV

      The preferred securities market has suffered one of its worst years in modern U.S. financial history. While no index comprehensively reflects the investment universe for the Fund, Merrill Lynch publishes three different indices which attempt to measure performance of some sectors of the investment-grade preferred securities market: the Merrill Lynch 8% Capped DRD Preferred Stock Index (which includes traditional tax-advantaged preferred stocks); the Merrill Lynch Hybrid Preferred Securities Index (which includes fully-taxable, exchange-traded preferred securities) and the Merrill Lynch
Adjustable Preferred Stock, 7% Constrained Index (which includes both tax-advantaged and taxable preferred securities with adjustable dividends). Set forth below are the six month and twelve month total returns of these indices:

          TOTAL RETURNS OF MERRILL LYNCH PREFERRED SECURITIES INDICES*
                       FOR PERIODS ENDED NOVEMBER 30, 2007

------------------------------------------------------------------------------------------------
                                                                           SIX MONTHS   ONE YEAR
------------------------------------------------------------------------------------------------
Merrill Lynch 8% Capped DRD Preferred Stock Index(SM) ..................      (8.7)%      (6.9)%
Merrill Lynch Hybrid Preferred Securities Index(SM) ....................      (9.2)%      (7.8)%
Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM) .....     (15.6)%     (13.7)%

* The Merrill Lynch 8% Capped DRD Preferred Stock Index(SM) includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividends received deduction with issuer concentration capped at a maximum of 8%. The Merrill Lynch Hybrid Preferred Securities Index(SM) includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange. The Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM) includes adjustable rate preferred securities issued by US corporations and government agencies with issuer concentration capped at a maximum of 7%. All index returns include interest and dividend income and, unlike the Fund's returns on net asset value, are unmanaged and do not reflect any expenses.

      While we realize it's only small consolation, as set forth in the table below, the Fund's total return on its securities portfolio was better than these indices. Unfortunately, as one might expect, the Fund's strategy of using leverage amplified its negative returns and, coupled with its expenses and hedging strategy, caused the NAV of the Fund to perform worse than two of the indices.

      The table below reflects the performance of each investment tool used by the Fund to achieve its objective, namely: (a) investing in a portfolio of securities; (b) hedging that portfolio of securities against significant increases in long-term interest rates; and (c) issuing an auction-rate preferred stock to leverage and enhance returns to Common Stock shareholders. The table then adjusts for the impact of the Fund's expenses to arrive at a total return on NAV (which factors in all of these items).

                     COMPONENTS OF FFC'S TOTAL RETURN ON NAV
                       FOR PERIODS ENDED NOVEMBER 30, 2007

------------------------------------------------------------------------------------------------
                                                                           SIX MONTHS   ONE YEAR
------------------------------------------------------------------------------------------------
Total Return on Unleveraged Securities Portfolio
(including principal and income) .......................................      (5.4)%      (4.4)%
Return from Interest Rate Hedging Strategy .............................      (0.7)%      (0.7)%
Impact of Leverage .....................................................      (4.8)%      (5.6)%
Expenses ...............................................................      (0.6)%      (1.2)%
------------------------------------------------------------------------------------------------
                                                     Total Return on NAV     (11.5)%     (11.9)%

MARKET TOTAL RETURN

      While our focus is primarily on managing the Fund's portfolio, an investor's actual return is comprised of monthly dividend payments plus changes in the Fund's market price. For the year ended November 30, 2007, the total return on MARKET VALUE for the Fund's common shares was -15.4%. During the fourth quarter alone, total return on MARKET VALUE was -5.7%.

      We've often said that in a perfect world, market prices would closely track net asset values; however, as seen in the chart below, in the real world deviations can be large. Over the past year, shareholders saw some significant deterioration in the relationship between net asset value and market price.

       FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND (FFC)
            PREMIUM/DISCOUNT OF MARKET PRICE TO NAV THROUGH 12/31/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

      Date         Mkt Price         NAV        Prem/Disc
    1/4/2008         16.73          18.91        -0.1153
   12/28/2007        16.04          18.36        -0.1264
   12/21/2007        15.97          18.28        -0.1264
   12/14/2007        16.30          18.58        -0.1227
   12/7/2007         17.06          18.99        -0.1016
   11/30/2007        17.17          19.28        -0.1094
   11/23/2007        16.36          19.35        -0.1545
   11/16/2007        16.69          19.68        -0.1519
   11/9/2007         17.04          20.02        -0.1489
   11/2/2007         17.82          20.81        -0.1437
   10/26/2007        18.30          20.99        -0.1282
   10/19/2007        18.19          21.3         -0.1460
   10/12/2007        18.33          21.17        -0.1342
   10/5/2007         18.45          21.01        -0.1218
   9/28/2007         18.22          20.98        -0.1316
   9/21/2007         18.46          20.68        -0.1074
   9/14/2007         18.84          20.65        -0.0877
    9/7/2007         18.75          21.07        -0.1101
   8/31/2007         18.59          20.87        -0.1092
   8/24/2007         18.32          20.73        -0.1163
   8/17/2007         17.65          20.48        -0.1382
   8/10/2007         18.76          20.96        -0.1050
    8/3/2007         19.05          21.23        -0.1027
   7/27/2007         19.20          21.15        -0.0922
   7/20/2007         19.75          21.91        -0.0986
   7/13/2007         20.40          22.08        -0.0761
    7/6/2007         20.38          22.05        -0.0757
   6/29/2007         20.42          22.18        -0.0794
   6/22/2007         20.03          22.18        -0.0969
   6/15/2007         20.87          22.31        -0.0645
    6/8/2007         20.83          22.29        -0.0655
    6/1/2007         21.56          22.52        -0.0426
   5/25/2007         21.29          22.58        -0.0571
   5/18/2007         22.11          22.83        -0.0315
   5/11/2007         21.99          23.01        -0.0443
    5/4/2007         22.05          23.05        -0.0434
   4/27/2007         22.19          22.9         -0.0310
   4/20/2007         21.98          22.93        -0.0414
   4/13/2007         22.01          22.87        -0.0376
    4/5/2007         22.45          22.89        -0.0192
   3/30/2007         22.30          22.95        -0.0283
   3/23/2007         22.37          23.04        -0.0291
   3/16/2007         21.87          23.34        -0.0630
    3/9/2007         21.91          23.35        -0.0617
    3/2/2007         21.99          23.49        -0.0639
   2/23/2007         21.80          23.33        -0.0656
   2/16/2007         21.65          23.33        -0.0720
    2/9/2007         21.70          22.99        -0.0561
    2/2/2007         21.78          23.17        -0.0600
   1/26/2007         21.70          22.99        -0.0561
   1/19/2007         21.72          23.23        -0.0650
   1/12/2007         21.85          23.18        -0.0574
    1/5/2007         21.72          23.28        -0.0670
   12/29/2006        21.41          23.15        -0.0752
   12/22/2006        21.74          23.18        -0.0621
   12/15/2006        22.05          23.28        -0.0528
   12/8/2006         21.98          23.35        -0.0587
   12/1/2006         21.94          23.47        -0.0652
   11/24/2006        21.62          23.26        -0.0705
   11/17/2006        21.59          23.3         -0.0734
   11/10/2006        21.27          23.24        -0.0848
   11/3/2006         20.88          23.01        -0.0926
   10/27/2006        21.30          22.99        -0.0735
   10/20/2006        21.15          22.76        -0.0707
   10/13/2006        20.89          22.74        -0.0814
   10/6/2006         20.73          22.81        -0.0912
   9/29/2006         20.67          22.88        -0.0966
   9/22/2006         20.41          22.84        -0.1064
   9/15/2006         20.60          22.63        -0.0897
    9/8/2006         20.46          22.59        -0.0943
    9/1/2006         20.80          22.66        -0.0821
   8/25/2006         20.45          22.47        -0.0899
   8/18/2006         20.56          22.53        -0.0874
   8/11/2006         20.26          22.23        -0.0886
    8/4/2006         19.98          22.3         -0.1040
   7/28/2006         19.91          22.2         -0.1032
   7/21/2006         19.47          22.17        -0.1218
   7/14/2006         19.57          22.24        -0.1201
    7/7/2006         19.28          22.13        -0.1288
   6/30/2006         19.50          22.02        -0.1144
   6/23/2006         19.60           22          -0.1091
   6/16/2006         19.72          22.18        -0.1109
    6/9/2006         19.67          22.32        -0.1187
    6/2/2006         19.87          22.36        -0.1114
   5/26/2006         19.59          22.31        -0.1219
   5/19/2006         19.52          22.46        -0.1309
   5/12/2006         19.61          22.41        -0.1249
    5/5/2006         19.50          22.34        -0.1271
   4/28/2006         19.76          22.34        -0.1155
   4/21/2006         19.45          22.36        -0.1301
   4/14/2006         19.17          22.55        -0.1499
    4/7/2006         19.69          22.54        -0.1264
   3/31/2006         19.81          22.66        -0.1258
   3/24/2006         20.27          22.72        -0.1078
   3/17/2006         20.13          22.83        -0.1183
   3/10/2006         19.81          22.81        -0.1315
    3/3/2006         21.07          22.78        -0.0751
   2/24/2006         21.27          22.84        -0.0687
   2/17/2006         21.45          22.82        -0.0600
   2/10/2006         21.38          22.94        -0.0680
    2/3/2006         21.00           22.9         -0.0830
   1/27/2006         21.05          22.76        -0.0751
   1/20/2006         21.02          22.75        -0.0760
   1/13/2006         20.69          22.9         -0.0965
    1/6/2006         20.59          22.85        -0.0989
   12/30/2005        19.30          22.82        -0.1543
   12/23/2005        19.42          22.76        -0.1467
   12/16/2005        19.00           22.73        -0.1641
   12/9/2005         19.65          22.65        -0.1325
   12/2/2005         20.12          22.64        -0.1113
   11/25/2005        20.11          22.61        -0.1106
   11/18/2005        20.04          22.78        -0.1203
   11/11/2005        20.90          22.87        -0.0861
   11/4/2005         20.92          22.89        -0.0861
   10/28/2005        20.86          22.71        -0.0815
   10/21/2005        21.03          22.8         -0.0776
   10/14/2005        20.61          22.86        -0.0984
   10/7/2005         21.15          23.01        -0.0808
   9/30/2005         21.44          23.06        -0.0703
   9/23/2005         22.51          23.14        -0.0272
   9/16/2005         23.11          23.42        -0.0132
    9/9/2005         23.55          23.57        -0.0008
    9/2/2005         23.41          23.7         -0.0122
   8/26/2005         23.19          23.64        -0.0190
   8/19/2005         23.35          23.78        -0.0181
   8/12/2005         23.60          23.78        -0.0076
    8/5/2005         23.29          23.66        -0.0156
   7/29/2005         23.80          23.78         0.0008
   7/22/2005         23.25          23.74        -0.0206
   7/15/2005         23.15          23.83        -0.0285
    7/8/2005         23.45          23.82        -0.0155
    7/1/2005         23.05          23.87        -0.0344
   6/24/2005         23.10          23.92        -0.0343
   6/17/2005         23.21          23.86        -0.0272
   6/10/2005         23.36          23.93        -0.0238
    6/3/2005         23.13          24.02        -0.0371
   5/27/2005         22.66          23.74        -0.0455
   5/20/2005         22.46          23.7         -0.0523
   5/13/2005         22.40          23.78        -0.0580
    5/6/2005         22.99          23.66        -0.0283
   4/29/2005         22.68          23.81        -0.0475
   4/22/2005         22.31          23.76        -0.0610
   4/15/2005         21.91          23.75        -0.0775
    4/8/2005         21.71          23.83        -0.0890
    4/1/2005         22.08          23.85        -0.0742
   3/25/2005         22.53          23.75        -0.0514
   3/18/2005         23.20          24.2         -0.0413
   3/11/2005         24.45          24.4          0.0020
    3/4/2005         25.38          24.53         0.0347
   2/25/2005         25.38          24.49         0.0363
   2/18/2005         25.26          24.42         0.0344
   2/11/2005         25.62          24.77         0.0343
    2/4/2005         26.10          24.8          0.0524
   1/28/2005         25.35          24.47         0.0360
   1/21/2005         25.41          24.38         0.0422
   1/14/2005         25.44          24.4          0.0426
    1/7/2005         25.74          24.21         0.0632
   12/31/2004        26.00           24.32         0.0691
   12/24/2004        25.55          24.21         0.0553
   12/17/2004        25.34          24.55         0.0322
   12/10/2004        25.34          24.55         0.0322
   12/3/2004         25.22          24.3          0.0379
   11/26/2004        25.90          24.36         0.0632
   11/19/2004        25.86          24.3          0.0642
   11/12/2004        25.73          24.36         0.0562
   11/5/2004         25.40          24.33         0.0440
   10/29/2004        25.86          24.38         0.0607
   10/22/2004        25.49          24.34         0.0472
   10/15/2004        25.82          24.55         0.0517
   10/8/2004         25.68          24.47         0.0494
   10/1/2004         25.35          24.34         0.0415
   9/24/2004         25.26          24.64         0.0252
   9/17/2004         25.40          24.55         0.0346
   9/10/2004         25.37          24.32         0.0432
    9/3/2004         25.20          24.08         0.0465
   8/27/2004         25.21          24.11         0.0456
   8/20/2004         24.90          24.02         0.0366
   8/13/2004         25.01          24.14         0.0360
    8/6/2004         24.84          24.04         0.0333
   7/30/2004         24.67          23.86         0.0339
   7/23/2004         24.30          23.85         0.0189
   7/16/2004         24.70          24.11         0.0245
    7/9/2004         24.28          23.83         0.0189
    7/2/2004         24.06          23.72         0.0143
   6/25/2004         23.74          23.67         0.0030
   6/18/2004         24.22          23.85         0.0155
   6/11/2004         24.39          23.89         0.0209
    6/4/2004          24.4           24           0.0167
   5/28/2004         24.490        24.000         0.0204
   5/21/2004         23.890        23.800         0.0038
   5/14/2004         24.250        23.680         0.0241
    5/7/2004         23.520        23.720        -0.0084
   4/30/2004         24.450        24.490        -0.0016
   4/23/2004         24.450        24.540        -0.0037
   4/16/2004         25.890        24.930         0.0385
    4/9/2004         26.630        25.250         0.0547
    4/2/2004         27.310        25.390         0.0756
   3/26/2004         27.760        25.610         0.0840
   3/19/2004         27.590        25.940         0.0636
   3/12/2004         27.270        25.870         0.0541
    3/5/2004         27.130        25.840         0.0499
   2/27/2004         27.070        25.610         0.0570
   2/20/2004         26.910        25.360         0.0611
   2/13/2004         26.990        25.550         0.0564
    2/6/2004         26.980        25.500         0.0580
   1/30/2004         26.670        25.490         0.0463
   1/23/2004         26.900        25.590         0.0512
   1/16/2004         27.000        25.680         0.0514
    1/9/2004         26.820        25.470         0.0530
    1/2/2004         26.840        25.010         0.0732
   12/26/2003        26.940        25.230         0.0678
   12/19/2003        26.770        25.200         0.0623
   12/12/2003        26.620        24.850         0.0712
   12/5/2003         26.640        25.980         0.0254
   11/28/2003        26.660        25.740         0.0357
   11/21/2003        26.140        25.880         0.0100
   11/14/2003        26.300        25.720         0.0226
   11/7/2003         26.400        25.310         0.0431
   10/31/2003        25.990        25.720         0.0105
   10/24/2003        26.000        25.690         0.0121
   10/17/2003        25.930        25.630         0.0117
   10/10/2003        25.620        25.500         0.0047
   10/3/2003         25.500        25.780        -0.0109
   9/26/2003         25.280        25.870        -0.0228
   9/19/2003         25.100        25.630        -0.0207
   9/12/2003         25.080        25.280        -0.0079
    9/5/2003         25.090        25.140        -0.0020
   8/29/2003         25.170        25.240        -0.0028
   8/22/2003         24.960        25.060        -0.0040
   8/15/2003         24.850        24.950        -0.0040
    8/8/2003         24.930        24.750         0.0073
    8/1/2003         24.900        25.000        -0.0040
   7/25/2003         24.950        25.000        -0.0020
   7/18/2003         25.150        25.110         0.0016
   7/11/2003         25.380        25.350         0.0012
    7/4/2003         25.610        25.540         0.0027
   6/27/2003         25.480        25.610        -0.0051
   6/20/2003         25.410        25.760        -0.0136
   6/13/2003         25.120        26.200        -0.0412
    6/6/2003         25.080        25.710        -0.0245
   5/30/2003         25.250        25.850        -0.0232
   5/23/2003         24.860        25.970        -0.0427
   5/16/2003         24.980        25.380        -0.0158
    5/9/2003         24.930        24.680         0.0101
    5/2/2003         24.900        24.260         0.0264
   4/25/2003         24.860        24.170         0.0285
   4/18/2003         24.960        23.980         0.0409
   4/11/2003         25.000        23.770         0.0517
    4/4/2003         24.950        23.660         0.0545
   3/28/2003         25.000        23.810         0.0500
   3/21/2003         24.750        23.520         0.0523
   3/14/2003         25.060        23.950         0.0463
    3/7/2003         25.000        24.000         0.0417
   2/28/2003         25.030        23.960         0.0447
   2/21/2003         25.040        23.820         0.0512
   2/14/2003         25.030        23.760         0.0535
    2/7/2003         25.080        23.850         0.0516
   1/31/2003         25.050        23.820         0.0516
   1/24/2003
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   12/28/1990

      Over the past six months, investors have been indiscriminately selling many types of corporate securities, including closed-end funds. The discounts of closed-end funds of all stripes, including the Fund's, widened materially. Toward the end of the year, the Fund's decline in market price was further compounded by tax-loss selling pressure. Throughout the period, the market price of the Fund's shares has almost traded without apparent relation to their underlying net asset value (NAV), and we have seen near-historic discounts in the Fund's market prices to their NAVs.

      As discussed in greater detail on the Fund's website, fundamentally, the market prices of the Fund's shares are subject to the laws of supply and demand, which became substantially imbalanced. We believe that the fundamentals of FFC continue to be strong and that this supply/demand imbalance is unjustified when one considers the Fund's current dividend levels and the quality of its portfolio.

THE U.S. ECONOMY AND FEDERAL RESERVE MONETARY POLICY

      The U.S. economy has performed remarkably well to date in the face of significant deterioration in housing and credit markets. Real gross domestic product grew by 4.9% at an annual rate in the third quarter, the fastest quarterly growth pace in four years. However, prospects for future growth have clearly dimmed.

Today, the key question for the economy - and for investors - is to what extent housing and credit headwinds affect economic growth over coming quarters. On one hand, if the impact is only modest, then the economy probably can regain its footing after a couple quarters of slow (sub-2%) growth. On the other hand, if the housing downturn becomes even worse than expected, generating further sizable losses in the financial sector, then credit contraction in combination with already-slowing consumer spending could result in recession.

      Without repeating the detailed analysis we present in our Quarterly Economic Update (which is available on the Fund's website), we continue to think that the economy will narrowly avoid recession. However, we now believe that additional monetary easing will be needed, and the downside risks have increased as credit market strains have intensified.

      The housing market remains the weakest part of the economy, and we expect it to weaken through 2008 as a large inventory of unsold homes continues to weigh on both prices and construction activity. Many mortgage borrowers with little home equity will default, others will struggle with higher mortgage payments as their rates reset, and fewer and fewer homeowners will be able to extract home equity to finance current consumption. The result will be slower growth in consumer spending, although we think that steady, if unspectacular, gains in employment will prevent consumption from falling outright.

      Falling home prices and poor loan underwriting have resulted in surging delinquency and default rates and rising loss severity. Mortgage investors must anticipate how many loans will default and how much of the loan value will be recovered in foreclosure. Thus, mortgage prices need to reflect not only current losses, but also expectations of all future losses. As a result, the price of many mortgage-backed securities, particularly those backed by subprime loans, have fallen dramatically - even in cases where securities have suffered no defaults on principal or interest to date. In turn, prices of securities issued by companies with exposure to mortgage securities also have fallen sharply.

      The distinction between current and expected losses is an important one for investors. First, because prices have fallen on many securities, financial institutions who hold them have taken sizable mark-to-market losses that have reduced earnings and capital. But these write downs already incorporate expected future losses. In the case of subprime mortgages (and many other assets), market prices incorporate quite dire loss estimates. Although it's possible that losses ultimately will exceed market expectations, it's also possible that losses will be less. If in fact losses are less than current market prices reflect, then holders of those securities ultimately will report gains from current (depressed) prices. Thus, investors in these securities may well avoid further losses (or even have gains) even as defaults increase, as long as defaults and losses arising from those defaults are less than what is baked into current prices. Second, although market prices reflect severe loss expectations on mortgages, the vast majority of those losses have not yet occurred. Normally, changes in wealth (in this case, mark-to-market losses) have a significantly smaller economic impact than realized losses (actual defaults). As a result, the economic impact of defaults will probably take some time to play out. That offers the possibility that the economy can avoid recession, despite the magnitude of the losses that ultimately may be incurred in the mortgage market. At the same time, it also means growth may be sluggish for more than just a couple of quarters. Right now, we just can't say which way the economy is likely to turn: toward recession, an extended period of sluggish growth, or a two-quarter pause before resuming normal growth. However, even the best of those three scenarios points to slow growth in early 2008, so our economic outlook remains cautious.

      In response to the gloomier economic outlook and the credit crunch, the Federal Reserve cut the fed funds rate by a total of one percentage point from September through December 2007. However, just as it increased the rate further than normal due to declining risk premiums from 2004-06, the Fed may now have to lower the fed funds rate by more than normal due to elevated risk premiums. The credit crunch, which has raised risk premiums, has reduced the stimulative effect of the Fed's rate cuts. Although recent coordinated actions by major central banks to provide term financing are starting to improve the pass-through of lower official rates to market rates, it is clear that whatever set of market rates needed to keep the economy out of recession is likely to be associated with a lower-than-normal fed funds rate.

      In addition to the cost of credit, the Fed needs to be concerned about the availability of credit. Securitization markets are essentially shut down for mortgages other than U.S. government agency-eligible conforming loans; ditto for many other forms of collateral. This is forcing borrowers to turn to banks and finance companies for funds, expanding their balance sheets at a time when capital is being squeezed due to mark-to-market losses and higher charge-offs on existing loans. Thus, financial institutions are tightening lending standards and raising loan rates, which likely will constrain economic growth in the absence of easier monetary policy.

      With the bulk of the economic impact of rising loan defaults yet to be felt, we believe that the Fed will err on the side of additional rate cuts, at least until market rates come down meaningfully.

FUNDAMENTAL CREDIT TRENDS FOR FINANCIAL SERVICES COMPANIES

      Although the economic outlook is uncertain, we believe that the credit outlook is positive overall. The corporate nonfinancial sector remains healthy, with low leverage, strong interest coverage, and good liquidity. However, the corporate financial sector, which constitutes the largest sector of the preferred market and where consequently the Fund has significant holdings, is both more strained and more variable. Funding costs for all financial institutions have increased meaningfully, and many companies have taken large write-downs on subprime mortgages and other assets whose market prices have fallen substantially. Life insurance and property and casualty insurance companies have generally avoided most of the problems facing other financial companies, but banks, finance companies, financial guarantors and broker-dealers have been significantly affected because of their direct and indirect exposure to problems in housing markets. These companies all face a difficult operating environment over the next several years, especially if the economy slips into recession.

      Recognizing these risks, we remain confident about the overall creditworthiness of the Fund's holdings of financial issuers. Overall, we believe that the issuers (a) are well capitalized, (b) have strong business franchises, (c) are well managed, and (d) have access to additional capital, if needed. We believe that they have the ability to absorb sizable losses and still navigate a difficult credit landscape. Because most of these financial companies operate in a mark-to-market environment, their write downs already reflect both current and expected future losses. Although we admit that we worry about a few holdings more than others, we believe that overall credit quality of the portfolio remains sound. Put simply, we think that current preferred securities prices more accurately reflect the fear and illiquidity of today's credit markets than the fundamental creditworthiness of the issuers. It may take some time, but we are confident that preferred securities prices will reflect more of their creditworthiness eventually.

TAX ADVANTAGES OF 2007 CALENDAR YEAR DISTRIBUTIONS

      In 2007, the Fund passed on a portion of its income to individuals in the form of qualified dividend income or QDI. QDI is taxed at a maximum 15% rate instead of an individual's ordinary income tax rate. In calendar year 2007, approximately 26.1% of distributions made by the Fund was eligible for QDI treatment. For an individual in the 28% tax bracket, this means that the Fund's total distributions will only be taxed at a blended 24.6% rate versus the 28% rate which would apply to distributions by a fund containing traditional corporate bonds. This tax advantage means that, all other things being equal, an individual in the 28% tax bracket who held 100 shares of Common Stock of the Fund for the calendar year would have had to receive approximately $161 in distributions from a traditional corporate bond fund to net the same after-tax amount as the $154 in distributions paid by the Fund.

      For detailed information about the tax treatment of the particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

      Corporate shareholders also receive a federal tax benefit from the 14.8% of distributions that were eligible for the inter-corporate dividends received deduction or DRD.

      It is important to remember that the composition of the portfolio and the income distributions can change from one year to the next, and the QDI or DRD portions of next year's distributions may not be the same (or even similar) to this year's.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                              PORTFOLIO OVERVIEW
                                                   NOVEMBER 30, 2007 (UNAUDITED)
      --------------------------------------------------------------------------

FUND STATISTICS ON 11/30/07
--------------------------------------------------------------------------------
Net Asset Value                                                   $       19.28

Market Price                                                      $       17.17

Discount                                                                  10.94%

Yield on Market Price                                                      8.91%

Common Stock Shares Outstanding                                      42,601,719

MOODY'S RATINGS                                                   % OF PORTFOLIO
--------------------------------------------------------------------------------
AAA                                                                         0.2%

AA                                                                          8.0%

A                                                                          18.1%

BBB                                                                        53.6%

BB                                                                         14.4%

Below "BB"                                                                  0.9%

Not Rated                                                                   3.5%
--------------------------------------------------------------------------------
Below Investment Grade*                                                    13.1%

*     BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

INDUSTRY CATEGORIES                                               % OF PORTFOLIO
--------------------------------------------------------------------------------

Banking                                                                      32%

Utilities                                                                    26%

Insurance                                                                    20%

Financial Services                                                           11%

Energy                                                                        6%

REITs                                                                         3%

Other                                                                         2%

TOP 10 HOLDINGS BY ISSUER                                         % OF PORTFOLIO
--------------------------------------------------------------------------------
Midamerican Energy                                                          4.8%

Banco Santander                                                             4.3%

Wachovia Corp                                                               3.7%

Liberty Mutual Group                                                        3.6%

ACE Ltd                                                                     3.1%

Dominion Resources                                                          2.6%

Enterprise Products Partners                                                2.5%

AON Corp                                                                    2.4%

Wisconsin Energy                                                            2.4%

HBOS Plc                                                                    2.3%

                                                                % OF PORTFOLIO**
--------------------------------------------------------------------------------
Holdings Generating Qualified Dividend Income (QDI) for
Individuals                                                                  27%

Holdings Generating Income Eligible for the Corporate
Dividends Received Deduction (DRD)                                           14%
--------------------------------------------------------------------------------

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION. SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS FOR THE TAX CHARACTERIZATION OF 2007 DISTRIBUTIONS.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2007
--------------------------------------------------------------------------

SHARES/$ PAR                                                                                                       VALUE
------------                                                                                                  ---------------
PREFERRED SECURITIES -- 85.7%
               BANKING -- 31.7%
----------------------------------------------------------------------------------------------------------------------------------
$ 19,000,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B ..........................................   $    21,002,600
       3,620   BAC Capital Trust I, 7.00% Pfd. 12/15/31 ...................................................            88,237
               Banco Santander:
   1,646,000      6.50% Pfd., 144A**** ....................................................................        34,286,180**(1)
   1,141,600      6.80% Pfd. ..............................................................................        24,508,781**(1)
     531,775   Bank of America Corp., 6.625% Pfd. .........................................................        12,700,115*
       1,800   Bank of New York Capital IV, 6.875% Pfd. Series E ..........................................            43,312
$ 34,344,000   Capital One Capital III, 7.686% 08/15/36 ...................................................        28,567,338
$ 27,600,000   CBG Florida REIT Corporation, 7.114%, 144A**** .............................................        26,315,800
     240,000   Citigroup Capital VIII, 6.95% Pfd. 09/15/31 ................................................         5,430,000
     112,000   Citizens Funding Trust I, 7.50% Pfd. 09/15/66 ..............................................         2,241,400
     105,000   Cobank, ACB, 7.00% Pfd., 144A**** ..........................................................         5,351,850*
      18,000   Colonial Capital Trust IV, 7.875% Pfd. .....................................................           425,700
$ 23,740,000   Comerica Capital Trust II, 6.576% 02/20/37 .................................................        19,323,031
$    800,000   CoreStates Capital Trust I, 8.00% 12/15/26, 144A**** .......................................           828,987
      28,800   FBOP Corporation, Adj. Rate Pfd., 144A**** .................................................        27,360,000*
$  2,635,000   First Midwest Capital Trust I, 6.95% 12/01/33 ..............................................         2,826,814
$  1,950,000   First Tennessee Capital I, 8.07% 01/06/27, Series A ........................................         2,030,537
           6   FT Real Estate Securities Company, 9.50% Pfd., 144A**** ....................................         7,352,668
$ 38,000,000   HBOS PLC, 6.657%, 144A**** .................................................................        31,901,000**(1)
       7,500   HSBC Series II, Variable Inverse Pfd., Pvt. ................................................         4,072,500*
               ING Groep NV:
      36,000      7.05% Pfd. ..............................................................................           825,750**(1)
     139,700      7.20% Pfd. ..............................................................................         3,256,756**(1)
$  2,000,000   JPMorgan Chase Capital XXI, Adj. Rate 02/02/37, Series U ...................................         1,590,406
$  8,850,000   JPMorgan Chase Capital XXIII, Adj. Rate 05/15/47 ...........................................         7,207,599
      23,800   Keycorp Capital V, 5.875% Pfd., Series A ...................................................           452,945
      20,000   Keycorp Capital VIII, 7.00% Pfd. 06/15/66 ..................................................           440,000
     617,000   Keycorp Capital IX, 6.75% Pfd. 12/15/66 ....................................................        13,304,063
      85,285   National City Capital Trust II, 6.625% Pfd. 11/15/36 .......................................         1,677,769
     295,000   PFGI Capital Corporation, 7.75% Pfd. .......................................................         6,855,800
$  3,300,000   Regions Financing Trust II, 6.625% 05/15/47 ................................................         2,772,330
$  7,200,000   Republic New York Capital I, 7.75% 11/15/26 ................................................         7,463,520(1)
               Roslyn Real Estate:

          40      8.95% Pfd., Series C, 144A**** ..........................................................         4,315,125
         135      Adj. Rate Pfd., Series D, 144A**** ......................................................        13,702,500
$  6,100,000   Royal Bank of Scotland Group PLC, 7.64% ....................................................         6,203,895**(1)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2007
      --------------------------------------------------------------------------

SHARES/$ PAR                                                                                                       VALUE
------------                                                                                                  ---------------
PREFERRED SECURITIES -- (CONTINUED)
               BANKING -- (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
      63,700   Sovereign Bancorp, 7.30% Pfd., Series C ....................................................   $     1,584,538*
     248,100   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 .............................................         5,721,806
$ 17,350,000   Sovereign Capital Trust VI, 7.908% 06/13/36 ................................................        17,009,940
          60   Union Planters Preferred Funding, 7.75% Pfd., Series 144A**** ..............................         6,439,373
               U.S Bancorp, Auction Pass-Through Trust, Cl. B:
          65      Series 2006-5, Variable Rate Pfd., 144A**** .............................................           893,750*
          65      Series 2006-6, Variable Rate Pfd., 144A**** .............................................           893,750*
     127,600   USB Capital VIII, 6.35% Pfd. 12/29/65 ......................................................         2,711,500
      59,600   USB Capital X, 6.50% Pfd. 04/12/66 .........................................................         1,314,925(2)
       5,000   USB Capital XII, 6.30% Pfd. 02/15/67 .......................................................           103,907
      18,800   VNB Capital Trust I, 7.75% Pfd. ............................................................           463,538
       5,550   Wachovia Capital Trust IX, 6.375% Pfd. .....................................................           117,764
   2,010,800   Wachovia Preferred Funding, 7.25% Pfd., Series A ...........................................        48,824,838
               Washington Mutual:
$ 10,050,000      Preferred Funding, 6.534%, 144A**** .....................................................         5,635,035
$  5,100,000      Preferred Funding IV, 9.75%, 144A**** ...................................................         4,074,390
$ 11,067,000   Webster Capital Trust IV, 7.65% 06/15/37 ...................................................         9,491,059
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  432,005,421
                                                                                                              ---------------
               FINANCIAL SERVICES -- 7.3%
----------------------------------------------------------------------------------------------------------------------------------
               CIT Group, Inc.:
$ 18,800,000      6.10% 03/15/67 ..........................................................................        14,056,760
     203,712      6.35% Pfd., Series A ....................................................................         3,864,172*
     729,995   Countrywide Capital IV, 6.75% Pfd. .........................................................        10,594,052(2)
      46,305   Countrywide Capital V, 7.00% Pfd., 11/01/36 ................................................           661,351(2)
     260,000      Deutsche Bank Contingent Capital Trust II, 6.55% Pfd. ...................................         5,833,750**(1)
      30,000   First Republic Bank, 7.25% Pfd. ............................................................           669,374
       7,850   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A**** ........................         8,754,006
               Goldman Sachs:
     202,500      Cabco Trust Capital I, Adj. Rate Pfd. 02/15/34 ..........................................         3,879,151
       3,600      STRIPES Custodial Receipts, Pvt. ........................................................         2,138,400*
$  7,000,000   Gulf Stream-Compass 2005 Composite Notes, 144A**** .........................................         6,289,500
      27,000   Merrill Lynch Cap Trust I, 6.45% Pfd., 12/15/66, Series K ..................................           576,788
               Merrill Lynch:
     400,000      6.25% Pfd. ..............................................................................         8,824,000*
     143,920      Adj. Rate Pfd., Series G ................................................................         2,740,597*
     172,000      Adj. Rate Pfd., Series 5 ................................................................         3,214,250*

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2007
--------------------------------------------------------------------------

SHARES/$ PAR                                                                                                       VALUE
------------                                                                                                  ---------------
PREFERRED SECURITIES -- (CONTINUED)
               FINANCIAL SERVICES -- (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
      76,000      Fixed Income Pass-through 2007-A, Cl.B, Adj. Rate Pfd., 144A**** ........................   $           760*+
       4,000      Series II STRIPES Custodial Receipts, Pvt. ..............................................         1,028,000*
      60,067   Merrill Lynch Preferred Capital Trust IV, 7.12% Pfd. .......................................         1,390,101
       9,000   Morgan Stanley Capital Trust V, 5.75% Pfd. .................................................           173,363(2)
     336,100   Morgan Stanley Capital Trust VI, 6.60% Pfd. ................................................         7,253,878
$ 10,000,000   RACERS(R) Series 2005 AMMC V Trust, 144A**** ...............................................         7,790,176
               SLM Corporation:
     160,000      6.97% Pfd., Series A ....................................................................         6,680,000*
      48,500      Adj. Rate Pfd., Series B ................................................................         2,910,000*
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   99,322,429
                                                                                                              ---------------
               INSURANCE -- 17.6%
----------------------------------------------------------------------------------------------------------------------------------
   1,703,580   ACE Ltd., 7.80% Pfd., Series C .............................................................        42,110,453**(1)
$  7,000,000   AMBAC Financial Group Inc., 6.15% 02/15/37 .................................................         4,752,860
               AON:
$ 25,650,000      Capital Trust A, 8.205% 01/01/27 ........................................................        28,205,612
     106,000      Corts-Capital, 8.205% Pfd. ..............................................................         2,739,443
      94,900      Saturns-2003-3, 8.00% Pfd., Series AON Corp. ............................................         2,396,225
               Arch Capital Group Ltd.:
     167,650      7.875% Pfd., Series B ...................................................................         3,918,400**(1)
      99,321      8.00% Pfd. ..............................................................................         2,325,353**(1)
               AXA SA:
$ 11,300,000      6.379%, 144A**** ........................................................................         9,596,401**(1)
$  2,000,000      6.463%, 144A**** ........................................................................         1,798,676**(1)
               Axis Capital Holdings:
     273,800      7.25% Pfd., Series A ....................................................................         5,929,495**(1)
     241,505      7.50% Pfd., Series B ....................................................................        23,551,568(1)
      75,000   Berkley W.R. Capital Trust II, 6.75% Pfd. 07/26/45 .........................................         1,603,125
     558,000   Delphi Financial Group, 7.376% Pfd. 05/15/37 ...............................................        11,466,900
      46,850   Everest Re Capital Trust II, 6.20% Pfd., Series B ..........................................           929,682
$ 14,816,000   Everest Re Holdings, 6.60% 05/15/37 ........................................................        13,510,192
$ 26,200,000   Liberty Mutual Group, 7.80% 03/15/37, 144A**** .............................................        23,879,833
$  4,250,000   PartnerRe Finance II, 6.44%, 12/01/66 ......................................................         3,857,700(1)
      37,000   Provident Financing Trust I, Corts-Unum, 8.50% Pfd. ........................................           931,013
               Renaissancere Holdings Ltd.:
      92,300      6.08% Pfd., Series C ....................................................................         1,639,248**(1)
     366,300      6.60% Pfd., Series D ....................................................................         7,047,612**(1)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2007
      --------------------------------------------------------------------------

SHARES/$ PAR                                                                                                       VALUE
------------                                                                                                  ---------------
PREFERRED SECURITIES -- (CONTINUED)
               INSURANCE -- (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
     107,935      7.30% Pfd., Series B ....................................................................   $     2,300,365**(1)
     407,200   Scottish Re Group Ltd., 7.25% Pfd. .........................................................         4,691,962**(1)
$  7,425,000   USF&G Capital, 8.312% 07/01/46, 144A**** ...................................................         9,214,180
$ 13,000,000   USF&G Capital I, 8.50% 12/15/45, 144A**** ..................................................        16,462,745
$ 10,000,000   XL Capital Ltd., Mangrove Bay Passthru Trust, 6.102% 07/15/33, 144A**** ....................         9,164,000(1)
$  6,400,000   ZFS Finance USA Trust V, 6.50% 05/09/37, 144A**** ..........................................         5,834,221(1)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  239,857,264
                                                                                                              ---------------
               UTILITIES -- 21.8%
----------------------------------------------------------------------------------------------------------------------------------
               Baltimore Gas & Electric Company:
      10,000      6.70% Pfd., Series 1993 .................................................................         1,037,500*
      50,000      7.125% Pfd., Series 1993 ................................................................         5,204,690*
   1,355,359   Calenergy Capital Trust III, 6.50% Pfd. 09/01/27 ...........................................        64,948,803
      35,000   Central Maine Power, 5.25% Pfd., Pvt. ......................................................         3,305,400*
$  2,600,000   COMED Financing II, 8.50% 01/15/27, Series B ...............................................         2,593,500
$ 17,645,000   COMED Financing III, 6.35% 03/15/33 ........................................................        14,168,935
$ 25,175,000   Dominion Resources Capital Trust I, 7.83% 12/01/27 .........................................        25,036,538
$ 11,000,000   Dominion Resources, Inc., 7.50% ............................................................        11,038,302
               Entergy Arkansas, Inc.:
      10,240      4.56% Pfd., Series 1965 .................................................................           792,678*
     625,000      6.45% Pfd. ..............................................................................        15,937,500*
      85,000   Entergy Louisiana, Inc., 6.95% Pfd. ........................................................         8,600,300*
     169,000   FPC Capital I, 7.10% Pfd., Series A ........................................................         4,087,688
               FPL Group Capital, Inc.:
$  3,400,000      6.35% 10/01/66 ..........................................................................         3,235,984
      50,000      6.60% Pfd. 10/01/66, Series A ...........................................................         1,234,375
$  4,100,000      6.65% 06/15/67 ..........................................................................         3,975,614
       6,000   Georgia Power Company, 6.50% Pfd., Series 07-A .............................................           606,720*
       5,000   Indiana Michigan Power, 4.56% Pfd. .........................................................           438,400*
     119,805   Indianapolis Power & Light Company, 5.65% Pfd. .............................................        10,777,658*
               Interstate Power & Light Company:
     110,000      7.10% Pfd., Series C ....................................................................         2,762,100*
      11,000      8.375% Pfd., Series B ...................................................................           321,750*
      32,300   Laclede Capital Trust I, 7.70% Pfd. ........................................................           794,380
               Pacific Enterprises:
       4,550      $4.40 Pfd. ..............................................................................           378,196*

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2007
--------------------------------------------------------------------------

SHARES/$ PAR                                                                                                       VALUE
------------                                                                                                  ---------------
PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
       4,510      $4.50 Pfd. ..............................................................................   $       383,440*
$  2,386,000   PECO Energy Capital Trust III, 7.38% 04/06/28, Series D ....................................         2,527,967
$ 27,000,000   PECO Energy Capital Trust IV, 5.75% 06/15/33 ...............................................        24,084,513
     358,950   PSEG Funding Trust II, 8.75% Pfd. ..........................................................         9,085,922
$ 12,775,000   Puget Sound Energy, Inc., 6.974% 06/01/67 ..................................................        11,924,185
     200,000   San Diego Gas & Electric Company, $1.70 Pfd. ...............................................         5,243,760*
               Southern California Edison:
      45,000      6.00% Pfd. ..............................................................................         4,462,200*
      17,910      6.125% Pfd. .............................................................................         1,807,477*
               Southern Union Company:
$  5,100,000      7.20% 11/01/66 ..........................................................................         5,130,998
     228,700      7.55% Pfd. ..............................................................................         5,694,630*
$  4,200,000   Union Electric Company, 7.69% 12/15/36, Series A ...........................................         4,345,198
               Virginia Electric & Power Company:
      14,985      $4.12 Pfd. ..............................................................................         1,152,347*
      21,684      $4.80 Pfd. ..............................................................................         1,942,453*
      35,000      $6.98 Pfd. ..............................................................................         3,566,721*
     342,500   Virginia Power Capital Trust, 7.375% Pfd. 07/30/42 .........................................         8,359,158
$ 27,125,000   Wisconsin Energy Corporation, 6.25% 05/15/67 ...............................................        25,391,848
               Xcel Energy, Inc.:
       7,110      $4.10 Pfd., Series C ....................................................................           551,807*
      10,210      $4.11 Pfd., Series D ....................................................................           794,236*
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  297,725,871
                                                                                                              ---------------
               ENERGY -- 4.0%
----------------------------------------------------------------------------------------------------------------------------------
$  3,500,000   Enbridge Energy Partners LP, 8.05% 10/01/37 ................................................         3,534,073
               Enterprise Products Partners:
$ 22,000,000      7.034% 01/15/68 .........................................................................        20,509,632
$ 12,500,000      8.375% 08/01/66 .........................................................................        13,069,600
      13,200   EOG Resources, Inc., 7.195% Pfd., Series B .................................................        14,271,576*
$  3,650,000   KN Capital Trust III, 7.63% 04/15/28 .......................................................         3,295,472
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   54,680,353
                                                                                                              ---------------
               REAL ESTATE INVESTMENT TRUST (REIT) -- 2.4%
----------------------------------------------------------------------------------------------------------------------------------
      41,400   BRE Properties, Inc., 6.75% Pfd., Series C .................................................           855,171
      51,000   Equity Residential Properties, 8.29% Pfd., Series K ........................................         2,643,840

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2007
      --------------------------------------------------------------------------

SHARES/$ PAR                                                                                                       VALUE
------------                                                                                                  ---------------
PREFERRED SECURITIES -- (CONTINUED)
               REAL ESTATE INVESTMENT TRUST (REIT) -- (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
       4,980   Prologis Trust, 8.54% Pfd., Series C .......................................................   $       264,251
               PS Business Parks, Inc.:
      45,500      6.70% Pfd., Series P ....................................................................           900,049
       5,200      6.875% Pfd., Series I ...................................................................           105,463
       6,100      7.00% Pfd., Series H ....................................................................           126,003
      56,200      7.20% Pfd., Series M ....................................................................         1,204,788
      18,700      7.375% Pfd., Series O ...................................................................           397,960
     178,000      7.60% Pfd., Series L ....................................................................         4,032,821
      54,800      7.95% Pfd., Series K ....................................................................         1,306,640
               Public Storage, Inc.:
     196,070      6.45% Pfd., Series F ....................................................................         3,994,926
     387,500      6.625% Pfd., Series M ...................................................................         7,919,531
      30,000      6.85% Pfd., Series Y ....................................................................           654,900
       4,900      6.95% Pfd., Series H ....................................................................           104,738
     297,800      7.25% Pfd., Series K ....................................................................         6,747,046
      70,000   Realty Income Corp., 6.75% Pfd., Series E ..................................................         1,505,875
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   32,764,002
                                                                                                              ---------------
               MISCELLANEOUS INDUSTRIES -- 0.9%
----------------------------------------------------------------------------------------------------------------------------------
       2,245   Centaur Funding Corporation, 9.08% Pfd. 04/21/20, 144A**** .................................         2,599,991
     112,750   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ........................................        10,197,110*
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   12,797,101
                                                                                                              ---------------
               TOTAL PREFERRED SECURITIES
                  (Cost $1,274,905,476) ...................................................................     1,169,152,441
                                                                                                              ---------------
CORPORATE DEBT SECURITIES -- 12.8%
               FINANCIAL SERVICES -- 3.7%
----------------------------------------------------------------------------------------------------------------------------------
     200,000   Ford Motor Credit Company, 7.375% 10/15/31 .................................................         3,658,500
$ 25,000,000   General Motors Acceptance Corporation, 8.00% 11/01/31, Senior Bonds ........................        21,355,000
      80,000   HSBC Finance Corporation, 6.875% 01/30/33 ..................................................         1,832,504
$  4,817,563   Lehman Brothers, Guaranteed Note, Variable Rate, 12/16/16, 144A**** ........................         4,250,054
               Lehman Brothers Holdings:
$ 11,100,000      6.875% 07/17/37, Sub. Note ..............................................................        10,816,650
$  8,500,000      7.00% 09/27/27 ..........................................................................         8,625,758
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   50,538,466
                                                                                                              ---------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2007
--------------------------------------------------------------------------

SHARES/$ PAR                                                                                                       VALUE
------------                                                                                                  ---------------
CORPORATE DEBT SECURITIES -- (CONTINUED)
               INSURANCE -- 2.2%
----------------------------------------------------------------------------------------------------------------------------------
$  4,000,000   Farmers Exchange Capital, 7.20% 07/15/48, 144A**** .........................................   $     3,879,600
$ 24,921,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** ........................................        24,635,929
$  1,000,000   UnumProvident Corporation, 7.25% 03/15/28, Senior Notes ....................................         1,050,898
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   29,566,427
                                                                                                              ---------------
               UTILITIES -- 4.3%
----------------------------------------------------------------------------------------------------------------------------------
$  6,315,000   Duke Capital Corporation, 8.00% 10/01/19, Senior Notes .....................................         7,440,276
$  5,000,000   Entergy Gulf States, Inc., 6.20% 07/01/33, 1st Mortgage ....................................         4,735,640
               Entergy Louisiana LLC:
$ 14,458,000      6.30% 09/01/35, 1st Mortgage ............................................................        14,149,625
       9,400      7.60% 04/01/32, 1st Mortgage ............................................................           236,175
               Oncor Electric Delivery Company:
$  2,000,000      7.00% 09/01/22 ..........................................................................         2,083,402
$  7,070,000      7.25% 01/15/33 ..........................................................................         7,599,175
     137,900   PPL Capital Funding, Inc., 6.85% 07/01/47 ..................................................         3,313,737
               Southern Union Company:
$  5,300,000      7.60% 02/01/24, Senior Notes ............................................................         5,720,359
$  6,047,000      8.25% 11/15/29, Senior Notes ............................................................         6,975,535
$  6,020,000   Wisconsin Electric Power Company, 6.875% 12/01/95 ..........................................         6,690,514
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   58,944,438
                                                                                                              ---------------
               ENERGY -- 1.9%
----------------------------------------------------------------------------------------------------------------------------------
$ 10,350,000   KN Energy, Inc., 7.45% 03/01/98 ............................................................         9,221,198
     296,911   Nexen, Inc., 7.35% Subordinated Notes ......................................................         7,107,307(1)
$  8,500,000   Noble Energy, Inc., 7.25% 08/01/97 .........................................................         9,284,525
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   25,613,030
                                                                                                              ---------------
               REAL ESTATE INVESTMENT TRUST (REIT) -- 0.2%
----------------------------------------------------------------------------------------------------------------------------------
$  3,500,000   Realty Income Corporation, 5.875% 03/15/35 .................................................         2,891,700
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,891,700
                                                                                                              ---------------
               MISCELLANEOUS INDUSTRIES -- 0.5%
----------------------------------------------------------------------------------------------------------------------------------
      26,000   CBS Corporation, 6.75% 03/27/56 ............................................................           555,425
               Comcast Corp.:
      11,500      6.625%, 05/15/56 ........................................................................           257,313

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2007
      --------------------------------------------------------------------------

SHARES/$ PAR                                                                                                       VALUE
------------                                                                                                  ---------------
CORPORATE DEBT SECURITIES -- (CONTINUED)
               MISCELLANEOUS INDUSTRIES -- (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
      56,000      7.00% 09/15/55, Series B ................................................................   $     1,307,253
      20,000   Corp-Backed Trust Certificates, 7.00% 11/15/28, Series Sprint ..............................           383,800
               Pulte Homes, Inc.:
      58,240      7.375% 06/01/46 .........................................................................         1,117,771(2)
$  3,550,000      7.875% 06/15/32 .........................................................................         3,049,791
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,671,353
                                                                                                              ---------------
               TOTAL CORPORATE DEBT SECURITIES
                  (Cost $180,172,581) .....................................................................       174,225,414
                                                                                                              ---------------
OPTION CONTRACTS -- 0.1%
----------------------------------------------------------------------------------------------------------------------------------
       5,150   March Put Options on March U.S. Treasury Bond Futures, Expiring 02/22/08 ...................           804,688+
-----------------------------------------------------------------------------------------------------------------------------
               TOTAL OPTION CONTRACTS
                  (Cost $990,088) .........................................................................           804,688
                                                                                                              ---------------
MONEY MARKET FUND -- 0.1%
----------------------------------------------------------------------------------------------------------------------------------
   1,328,388   BlackRock Provident Institutional, TempFund ................................................         1,328,388
-----------------------------------------------------------------------------------------------------------------------------
               TOTAL MONEY MARKET FUND
                  (Cost $1,328,388) .......................................................................         1,328,388
                                                                                                              ---------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2007
--------------------------------------------------------------------------

SHARES/$ PAR                                                                                                       VALUE
------------                                                                                                  ---------------
SECURITIES LENDING COLLATERAL -- 0.2%
-----------------------------------------------------------------------------------------------------------------------------
   2,282,800   BlackRock Institutional Money Market Trust .................................................   $     2,282,800
-----------------------------------------------------------------------------------------------------------------------------
               TOTAL SECURITIES LENDING COLLATERAL
                  (Cost $2,282,800) .......................................................................         2,282,800
                                                                                                              ---------------

TOTAL INVESTMENTS (Cost $1,459,679,333***) .....................................................    98.9%       1,347,793,731
OTHER ASSETS AND LIABILITIES (Net) .............................................................     1.1%          15,383,322
                                                                                                   -----      ---------------

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED STOCK .................................   100.0%++   $ 1,363,177,053
                                                                                                   -----      ---------------

AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE ....................................................      (542,000,000)
                                                                                                              ---------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK ................................................................   $   821,177,053
                                                                                                              ===============

----------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**    Securities distributing Qualified Dividend Income only.

***   Aggregate cost of securities held.

**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Board of Directors.

(1)   Foreign Issuer.

(2)   All or a portion of this security is on loan.

+     Non-income producing.

++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

         ABBREVIATIONS:

PFD. --  Preferred Securities
PVT. --  Private Placement Securities

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 2007
       -------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost $1,459,679,333) including $2,259,443 of
      securities on loan ............................................................                   $1,347,793,731
   Cash .............................................................................                          769,622
   Receivable for investments sold ..................................................                        2,990,470
   Dividends and interest receivable ................................................                       16,562,011
   Prepaid expenses .................................................................                          103,455
                                                                                                        --------------
         Total Assets ...............................................................                    1,368,219,289
LIABILITIES:
   Payable for securities lending collateral ........................................   $   2,282,800
   Payable for investments purchased ................................................         966,088
   Dividends payable to Common Stock Shareholders ...................................         384,208
   Investment advisory fee payable ..................................................         488,931
   Administration, Transfer Agent and Custodian fees payable ........................          89,130
   Servicing agent fees payable .....................................................         138,144
   Professional fees payable ........................................................          69,933
   Directors' fees payable ..........................................................           2,258
   Accrued expenses and other payables ..............................................         115,777
   Accumulated undeclared distributions to Auction Market
      Preferred Stock Shareholders ..................................................         504,967
                                                                                        -------------
         Total Liabilities ..........................................................                        5,042,236
                                                                                                        --------------
AUCTION MARKET PREFERRED STOCK (21,680 SHARES OUTSTANDING)
   REDEMPTION VALUE .................................................................                      542,000,000
                                                                                                        --------------
NET ASSETS AVAILABLE TO COMMON STOCK ................................................                   $  821,177,053
                                                                                                        ==============
NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Distributions in excess of net investment income .................................                   $     (964,057)
   Accumulated net realized loss on investments sold ................................                      (77,851,427)
   Unrealized depreciation of investments ...........................................                     (111,885,602)
   Par value of Common Stock ........................................................                          426,017
   Paid-in capital in excess of par value of Common Stock ...........................                    1,011,452,122
                                                                                                        --------------
         Total Net Assets Available to Common Stock .................................                   $  821,177,053
                                                                                                        ==============
NET ASSET VALUE PER SHARE OF COMMON STOCK:
   Common Stock (42,601,719 shares outstanding) .....................................                   $        19.28
                                                                                                        ==============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2007
--------------------------------------------------------------------------

INVESTMENT INCOME:
      Dividends+ ....................................................................                   $   55,207,869
      Interest ......................................................................                       51,217,501
                                                                                                        --------------
            Total Investment Income .................................................                      106,425,370
EXPENSES:
      Investment advisory fee .......................................................   $   6,346,270
      Servicing agent fee ...........................................................       1,829,852
      Administrator's fee ...........................................................         572,764
      Auction Market Preferred Stock broker commissions and auction agent fees ......       1,378,819
      Professional fees .............................................................         109,513
      Insurance expense .............................................................         162,738
      Transfer Agent fees ...........................................................         226,351
      Directors' fees ...............................................................          70,775
      Custodian fees ................................................................         123,157
      Compliance fees ...............................................................          38,585
      Other .........................................................................         278,163
            Total Expenses ..........................................................                       11,136,987
                                                                                                        --------------
NET INVESTMENT INCOME ...............................................................                       95,288,383
                                                                                                        --------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
      Net realized gain/(loss) on investments sold during the year ..................                      (15,023,062)
      Net realized gain/(loss) from written options during the year .................                        4,748,405
      Change in unrealized appreciation/depreciation of investments .................                     (168,932,352)
                                                                                                        --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .....................................                     (179,207,009)
                                                                                                        --------------
DISTRIBUTIONS TO AUCTION MARKET PREFERRED STOCK
   SHAREHOLDERS:
      From net investment income (including changes in accumulated
         undeclared distributions) ..................................................                      (28,922,214)
                                                                                                        --------------
NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
   RESULTING FROM OPERATIONS ........................................................                   $ (112,840,840)
                                                                                                        ==============

----------
+ For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                   STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED           YEAR ENDED
                                                                                 NOVEMBER 30, 2007    NOVEMBER 30, 2006
                                                                                 -----------------    -----------------
OPERATIONS:
   Net investment income .....................................................   $      95,288,383    $      86,989,377
   Net realized gain/(loss) on investments sold during the year ..............         (10,274,657)           9,654,689
   Change in net unrealized appreciation/depreciation of investments .........        (168,932,352)          30,962,852
   Distributions to AMPS* Shareholders from net investment income,
      including changes in accumulated undeclared distributions ..............         (28,922,214)         (26,049,500)
                                                                                 -----------------    -----------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........        (112,840,840)         101,557,418

DISTRIBUTIONS:
   Dividends paid from net investment income to Common Stock
      Shareholders(1) ........................................................         (65,180,630)         (66,778,195)
                                                                                 -----------------    -----------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ..........................         (65,180,630)         (66,778,195)

FUND SHARE TRANSACTIONS:
   Increase from shares issued under the Dividend Reinvestment
      and Cash Purchase Plan .................................................                  --                   --
                                                                                 -----------------    -----------------
   NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
      RESULTING FROM FUND SHARE TRANSACTIONS .................................                  --                   --

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO
                                                                                 -----------------    -----------------
   COMMON STOCK FOR THE YEAR .................................................   $    (178,021,470)   $      34,779,223
                                                                                 =================    =================

-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of year .........................................................   $     999,198,523    $     964,419,300
   Net increase/(decrease) in net assets during the year .....................        (178,021,470)          34,779,223
                                                                                 -----------------    -----------------
   End of year (including distributions in excess of net investment
      income of ($964,057) and ($3,915,422), respectively) ...................   $     821,177,053    $     999,198,523
                                                                                 =================    =================

----------
 *    Auction Market Preferred Stock.

(1)   May include income earned, but not paid out, in prior fiscal year.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated FINANCIAL HIGHLIGHTS
FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------------------------

      Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's Shares.

                                                                                                                 FOR THE PERIOD FROM
                                                                          YEAR ENDED NOVEMBER 30,                JANUARY 31, 2003(1)
                                                            --------------------------------------------------         THROUGH
                                                               2007         2006         2005          2004       NOVEMBER 30, 2003
                                                            ----------   ----------   ----------    ----------   -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....................  $    23.45   $    22.64   $    24.10    $    25.74    $    23.82(2)
                                                            ----------   ----------   ----------    ----------    ----------
INVESTMENT OPERATIONS:
Net investment income ....................................        2.24         2.04         1.96          2.05          1.46
Net realized and unrealized gain/(loss) on investments ...       (4.20)        0.95        (0.94)        (0.53)         2.07
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income ...............................       (0.68)       (0.61)       (0.39)        (0.19)        (0.06)
From net realized capital gains ..........................          --           --           --            --         (0.03)
                                                            ----------   ----------   ----------    ----------    ----------
Total from investment operations .........................       (2.64)        2.38         0.63          1.33          3.44
                                                            ----------   ----------   ----------    ----------    ----------
COST OF ISSUANCE OF AMPS* ................................          --           --           --            --         (0.14)
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income ...............................       (1.53)       (1.57)       (2.09)        (2.10)        (1.38)
From return of capital ...................................          --           --         0.00(3)         --            --
From net realized capital gains ..........................          --           --           --         (0.87)           --
                                                            ----------   ----------   ----------    ----------    ----------
Total distributions to Common Stock Shareholders .........       (1.53)       (1.57)       (2.09)        (2.97)        (1.38)
                                                            ----------   ----------   ----------    ----------    ----------
Net asset value, end of period ...........................  $    19.28   $    23.45   $    22.64    $    24.10    $    25.74
                                                            ==========   ==========   ==========    ==========    ==========
Market value, end of period ..............................  $    17.17   $    21.89   $    20.03    $    25.30    $    26.66
                                                            ==========   ==========   ==========    ==========    ==========
Total investment return based on net asset value** .......      (11.33%)      11.78%        2.81%         5.41%        14.15%****(4)
                                                            ==========   ==========   ==========    ==========    ==========
Total investment return based on market value ** .........      (15.40%)      17.94%      (13.36%)        6.84%        12.65%****(4)
                                                            ==========   ==========   ==========    ==========    ==========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
   TO COMMON STOCK SHAREHOLDERS:
      Total net assets, end of period (in 000's) .........  $  821,177   $  999,199   $  964,419    $1,022,084    $1,058,452
      Operating expenses .................................        1.18%        1.15%        1.16%         1.15%         1.01%***
      Net investment income + ............................        7.05%        6.32%        6.59%         7.57%         6.65%***
---------------------------------------------------
SUPPLEMENTAL DATA:++
      Portfolio turnover rate ............................          60%          55%          25%           23%          101%****
      Total net assets available to Common and Preferred
         Stock, end of period (in 000's) .................  $1,363,177   $1,541,199   $1,506,419    $1,564,084    $1,600,452
      Ratio of operating expenses to total average net
         assets available to Common and Preferred Stock ..        0.75%        0.74%        0.75%         0.75%         0.72%***

   *  Auction Market Preferred Stock.

  ** Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment and Cash Purchase Plan.

 ***  Annualized.

****  Not annualized.

   + The net investment income ratios reflect income net of operating expenses and payments to AMPS Shareholders.

  ++  Information presented under heading Supplemental Data includes AMPS.

 (1)  Commencement of operations.

 (2) Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.

 (3) Return of capital applicable to 2005 only and per share amount was less than $0.005.

 (4) Total return on net asset value is calculated assuming a purchase at the offering price of $25.00 less the sales load of $1.125 and offering costs of $0.05 and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (January 29, 2003) and the sale at the current market price on the last day of the period. Total return on net asset value and total return on market value are not computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                                       PER SHARE OF COMMON STOCK
      --------------------------------------------------------------------------

                                                  TOTAL                                   DIVIDEND
                                                DIVIDENDS   NET ASSET        NYSE       REINVESTMENT
                                                   PAID       VALUE     CLOSING PRICE     PRICE(1)
                                                ---------   ---------   -------------   ------------
December 31, 2006 ...........................    $0.1275      $23.15        $21.41         $21.54
January 31, 2007 ............................     0.1275       23.13         21.75          21.87
February 28, 2007 ...........................     0.1275       23.44         21.81          21.96
March 31, 2007 ..............................     0.1275       22.95         22.30          22.43
April 30, 2007 ..............................     0.1275       23.05         22.05          22.12
May 31, 2007 ................................     0.1275       22.60         21.38          21.56
June 30, 2007 ...............................     0.1275       22.18         20.42          20.62
July 31, 2007 ...............................     0.1275       21.26         19.18          19.15
August 31, 2007 .............................     0.1275       20.87         18.59          18.78
September 30, 2007 ..........................     0.1275       20.98         18.22          18.55
October 31, 2007 ............................     0.1275       20.81         18.15          18.18
November 30, 2007 ...........................     0.1275       19.28         17.17          17.23

----------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of the then current market price. of net asset value or 95% Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------

      The table below sets out information with respect to Auction Market Preferred Stock (AMPS) currently outstanding.

                                               INVOLUNTARY       AVERAGE
                                  ASSET        LIQUIDATING        MARKET
              TOTAL SHARES       COVERAGE       PREFERENCE        VALUE
   DATE      OUTSTANDING (1)   PER SHARE (2)    PER SHARE    PER SHARE (1)(3)
----------   ---------------   -------------   -----------   ----------------
 11/30/07         21,680         $ 62,900       $ 25,000         $ 25,000
 11/30/06         21,680           71,112         25,000           25,000
 11/30/05         21,680           69,502         25,000           25,000
 11/30/04         21,680           72,153         25,000           25,000
 11/30/03         21,680           73,827         25,000           25,000

----------
(1)   See note 6.

(2) Calculated by subtracting the Fund's total liabilities (excluding the AMPS) from the Fund's total assets and dividing that amount by the number of AMPS shares outstanding.

(3)   Excludes accumulated undeclared dividends.

    The accompanying notes are an integral part of the financial Statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                   NOTES TO FINANCIAL STATEMENTS
      --------------------------------------------------------------------------

1. ORGANIZATION

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on May 23, 2002, and commenced operations on January 31, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with the U.S. generally accepted accounting principles ("US GAAP") and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of its Auction Market Preferred Stock ("AMPS").

      The Fund's preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments and all debt and preferred securities which mature in 60 days

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------

or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

      OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

      When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

      The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

      REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

      FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision will be required.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
      --------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets.

      Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences,
(2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

      Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to AMPS Shareholders, during 2007 and 2006 were as follows:

                DISTRIBUTIONS PAID IN FISCAL YEAR 2007     DISTRIBUTIONS PAID IN FISCAL YEAR 2006
                --------------------------------------     --------------------------------------
                   ORDINARY               LONG-TERM            ORDINARY              LONG-TERM
                    INCOME              CAPITAL GAINS           INCOME             CAPITAL GAINS
                  -----------           -------------        -----------           -------------
Common            $65,180,630                $0              $66,778,195                 $0
Preferred         $28,922,214                $0              $26,049,500                 $0

      As of November 30, 2007, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock shareholders, on a tax basis, were as follows:

                               UNDISTRIBUTED     UNDISTRIBUTED          NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD   ORDINARY INCOME   LONG-TERM GAIN   APPRECIATION/(DEPRECIATION)
---------------------------   ---------------   --------------   ---------------------------
      ($76,185,892)              $4,161,601           $0                 ($113,551,137)

      At November 30, 2007, the composition of the Fund's $76,185,892 accumulated realized capital losses was $39,515,188, $17,502,863 and $19,167,841 incurred in 2004, 2005 and 2007, respectively. These losses may be carried forward and offset against any future capital gains through 2012, 2013 and 2015, respectively.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------

      RECLASSIFICATION OF ACCOUNTS: During the year ended November 30, 2007, reclassifications were made in the Fund's capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2007. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights exclude these adjustments. Below are the reclassifications:

         PAID-IN         UNDISTRIBUTED         ACCUMULATED NET REALIZED
         CAPITAL     NET INVESTMENT INCOME       GAIN ON INVESTMENTS
         -------     ---------------------     ------------------------

         $60,998          $1,765,826                 ($1,826,824)

      EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to a payment of an estimated $100,000 of Federal excise taxes attributable to calendar year 2007. The Fund paid $40,458 of Federal excise taxes attributable to calendar year 2006 in March 2007.

      ADDITIONAL ACCOUNTING STANDARDS: In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

      In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

      Management is currently evaluating the impact the adoption of FIN 48 and SFAS 157 will have on the Fund's financial statements.

3. INVESTMENT ADVISORY FEE, SERVICING AGENT FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

      Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.525% of the first $200 million of the Fund's average weekly total managed assets, 0.45% of the next $300 million of the Fund's average weekly total managed assets, and 0.40% of the Fund's average weekly total managed assets above $500 million.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
      --------------------------------------------------------------------------

      For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund's average weekly total managed assets means the total assets of the Fund minus the sum of accrued liabilities. For purposes of determining total managed assets, the liquidation preference of any preferred shares issued by the Fund is not treated as a liability.

      Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund's average weekly total managed assets, 0.10% of the next $300 million of the Fund's average weekly total managed assets and 0.15% of the Fund's average weekly total managed assets above $500 million.

      PFPC Inc., a member of the PNC Financial Services Group, Inc. ("PNC Financial Services"), serves as the Fund's Administrator. As Administrator, PFPC Inc. calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

      PFPC Inc. also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PFPC Inc.'s services, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to
Common Stock above $500 million, plus certain out-of-pocket expenses. For purpose of calculating such fee, the Fund's average weekly net assets attributable to the Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares.

      PFPC Trust Company ("PFPC Trust") serves as the Fund's Custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets and 0.005% of the Fund's average weekly total managed assets above $1 billion.

      The Fund currently pays each Director who is not a director, officer or employee of the Adviser or the Servicing Agent a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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      The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4. PURCHASES AND SALES OF SECURITIES

      For the year ended  November 30, 2007,  the cost of purchases and proceeds
from  sales  of  securities   excluding   short-term   investments,   aggregated
$885,371,869 and $900,632,495, respectively.

      At November 30, 2007, the aggregate cost of securities for federal income tax purposes was $1,461,344,867 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $13,944,982 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $127,496,119.

      Written option transactions during the year ended November 30, 2007 are summarized as follows:

                                                         CONTRACT     PREMIUMS
                                                          AMOUNTS     RECEIVED
                                                        ------------------------
   Written options outstanding at beginning of year ...     1,300   $ 2,450,858
   -----------------------------------------------------------------------------
   Options Opened .....................................     1,540     1,255,966
   Options Exercised ..................................         0             0
   Options Expired ....................................    (1,300)   (2,450,858)
   Options Closed .....................................    (1,540)   (1,255,966)
   -----------------------------------------------------------------------------
   Written options outstanding at end of year .........         0   $         0

5. COMMON STOCK

      At November 30, 2007, 240,000,000 shares of $0.01 par value Common Stock were authorized.

      Common Stock transactions were as follows:

                                                         YEAR ENDED        YEAR ENDED
                                                          11/30/07          11/30/06
                                                      ---------------    --------------
                                                      SHARES   AMOUNT    SHARES  AMOUNT
                                                      ------   ------    ------  ------
   Shares issued under the Dividend Reinvestment
   and Cash Purchase Plan .........................      --    $  --        --   $ --
                                                      ------   ------    ------  ------

6. AUCTION MARKET PREFERRED STOCK (AMPS)

      The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The AMPS, which consists of Series M7, T7, W7, Th7, F7, T28 and W28, are senior to the Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of AMPS are cumulative.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
      --------------------------------------------------------------------------

      The Fund is required to meet certain asset coverage tests with respect to the AMPS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, AMPS at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

      An auction of the AMPS is generally held every 7 days for Series M7, T7, W7, Th7 and F7 and every 28 days for Series T28 and W28. Existing AMPS Shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. AMPS Shareholders may also trade shares in the secondary market, if any, between auction dates.

      At November 30, 2007, 3,200 shares for each of Series M7, T7, W7, Th7 and F7 and 2,840 shares for each of Series T28 and W28 of AMPS were outstanding at the annualized rate of 5.08%, 5.25%, 5.45%, 5.48%, 5.55%, 5.20% and 5.25% for
Series M7, T7, W7, Th7, F7, T28 and W28, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

7. PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

      The Fund invests primarily in a diversified portfolio of preferred securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD"). Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in securities issued by companies in the utility industry and at least 25% of its total assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

      The Fund may invest up to 20% of its total assets in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in any case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

      The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer, and, under normal market conditions, may invest up to 20% of its total assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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in key characteristics.  Typically,  a security will not be considered debt-like
(a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

      In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

8. SPECIAL INVESTMENT TECHNIQUES

      The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: short sales of securities, futures contracts, interest rate swaps, swap futures, options on futures contracts, options on securities, swaptions, and certain credit derivative transactions including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

9. SECURITIES LENDING

      The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of November 30, 2007, the market value of securities loaned by the Fund was $2,259,443. The loans were secured with collateral of $2,282,800. Income from securities lending for the year ended November 30, 2007 was $62,306 and is included in interest income on the Statement of Operations.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

      We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine/ Claymore Preferred Securities Income Fund Incorporated, including the portfolio of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated as of November 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts
January 18, 2008

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Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated SUPPLEMENTARY TAX INFORMATION (UNAUDITED)
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Distributions to Common Stock and AMPS Shareholders are characterized as follows for purposes of Federal income taxes:

      FISCAL YEAR 2007
      ----------------
                               INDIVIDUAL SHAREHOLDER   CORPORATE SHAREHOLDER
                               ----------------------   ---------------------
                                            ORDINARY                ORDINARY
                                QDI          INCOME      DRD         INCOME
                               -----        --------    -----       --------
      AMPS and Common Stock    26.14%          73.86%   14.89%         85.11%

      CALENDAR YEAR 2007
      ------------------
                               INDIVIDUAL SHAREHOLDER   CORPORATE SHAREHOLDER
                               ----------------------   ---------------------
                                            ORDINARY                ORDINARY
                                QDI          INCOME      DRD         INCOME
                               -----        --------    -----       --------
      AMPS                     26.09%          73.91%   14.78%         85.22%
      Common Stock             26.09%          73.91%   14.81%         85.19%

      Qualified Dividend Income ("QDI") distributions are taxable at a maximum 15% personal tax rate.

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      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                              ADDITIONAL INFORMATION (UNAUDITED)
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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

      Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in their own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

      Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2007, $7,125 in brokerage commissions were incurred.

      The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

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Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
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      In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

      A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc., or by calling PFPC Inc., directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing and fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

      The  Plan is  described  in  more  detail  in the  Fund's  Plan  brochure.
Information   concerning   the  Plan  may  be   obtained   from  PFPC  Inc.   at
1-800-331-1710.

ADDITIONAL COMPENSATION AGREEMENT

      The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.10% of the Fund's total managed assets for certain services, including after-market support services designed to maintain visibility of the Fund.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

      The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 27, 2007. This filing as well as the Fund's proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710 and (ii) on the SEC's website at WWW.SEC.GOV. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at WWW.FCCLAYMORE.COM.

PORTFOLIO SCHEDULE ON FORM N-Q

      The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2007. The Fund's Form N-Q is available on the SEC's website at WWW.SEC.GOV or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

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      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
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PORTFOLIO MANAGEMENT TEAM

      In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report.

CERTIFICATIONS

      Included in the Annual Written  Affirmation  submitted to the NYSE, Donald
F. Crumrine, as the Fund's Chief Executive Officer, has certified that, as of May 16, 2007, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a2(a) under the 1940 Act.

MODIFICATION TO NON-FUNDAMENTAL INVESTMENT POLICY

      In 2007, the Board of Directors approved a change regarding the Fund's non-fundamental investment policy of investing in securities issued by other investment companies (including money market mutual funds). The Fund may now invest in shares of other investment companies subject to the limitations of the Investment Company Act of 1940 and the rules and regulations thereunder. To the extent that investment advisory or brokerage expenses or other fees or expenses of any investment company are reflected in the price of its shares held in the Fund's portfolio, there will be duplication of expenses.

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Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
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INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                       PRINCIPAL          NUMBER OF FUNDS
                                             TERM OF OFFICE          OCCUPATION(S)        IN FUND COMPLEX
NAME, ADDRESS,               POSITION(S)      AND LENGTH OF           DURING PAST             OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                    HELD WITH FUND     TIME SERVED*            FIVE YEARS            BY DIRECTOR       HELD BY DIRECTOR**
-------------------------  --------------  ------------------  -------------------------  ---------------  -------------------------
NON-INTERESTED
DIRECTORS:
-------------------------

DAVID GALE                    Director      Class I Director   President and CEO of              4         Metromedia
Delta Dividend Group, Inc                        since         Delta Dividend                              International Group, Inc.
220 Montgomery Street                         January 2003     Group, Inc. (investments)                   (telecommunications)
Suite 426
San Francisco, CA 94104
Age: 58

MORGAN GUST                   Director     Class II Director   Owner and operator of             4         CoBiz Financial, Inc.
301 E. Colorado Boulevard                        since         various entities engaged                    (financial services)
Suite 720                                     January 2003     in agriculture and real
Pasadena, CA 91101                                             estate; Former President
Age: 60                                                        of Giant Industries, Inc
                                                               (petroleum refining and
                                                               marketing) since March
                                                               2002

KAREN H. HOGAN+               Director     Class II Director   Retired; Community                4
301 E. Colorado Boulevard                        since         Volunteer; from September
Suite 720                                      July 2005       1985 to January 1997,
Pasadena, CA 91101                                             Senior Vice President of
Age: 46                                                        Preferred Stock Origination
                                                               at Lehman Brothers and
                                                               previously, Vice President
                                                               of New Product
                                                               Development

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

           CLASS I DIRECTOR - three year term expires at the Fund's 2008 Annual Meeting of Shareholders;
           director may continue in office until his successor is duly elected and qualified.

           CLASS II DIRECTORS - three year term expires at the Fund's 2009 Annual Meeting of Shareholders;
           directors may continue in office until their successors are duly elected and qualified.

           CLASS III DIRECTORS - three year term expires at the Fund's 2010 Annual Meeting of Shareholders;
           directors may continue in office until their successors are duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

+ As a Director, represents holders of shares of the Fund's Auction Market Preferred Stock.

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      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
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                                                                       PRINCIPAL          NUMBER OF FUNDS
                                             TERM OF OFFICE          OCCUPATION(S)        IN FUND COMPLEX
NAME, ADDRESS,               POSITION(S)      AND LENGTH OF           DURING PAST             OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                    HELD WITH FUND     TIME SERVED*            FIVE YEARS            BY DIRECTOR       HELD BY DIRECTOR**
-------------------------  --------------  ------------------  -------------------------  ---------------  -------------------------
NON-INTERESTED
DIRECTORS:
-------------------------

ROBERT F. WULF             Director; and   Class III Director  Financial Consultant;             4
P.O. Box 753                   Audit             since         Trustee, University of
Neskowin, OR 97149            Commitee        January 2003     Oregon Foundation;
Age: 70                       Chairman                         Trustee, San Francisco
                                                               Theological Seminary

INTERESTED
DIRECTOR:
-----------
DONALD F. CRUMRINE+, ++      Director,     Class III Director  Chairman of the Board             4
301 E. Colorado Boulevard   Chairman of          since         and Director of Flaherty
Suite 720                    the Board        January 2003     & Crumrine Incorporated
Pasadena, CA 91101           and Chief
Age: 60                      Executive
                              Officer

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

           CLASS I DIRECTOR - three year term expires at the Fund's 2008 Annual Meeting of Shareholders;
           director may continue in office until his successor is duly elected and qualified.

           CLASS II DIRECTORS - three year term expires at the Fund's 2009 Annual Meeting of Shareholders;
           directors may continue in office until their successors are duly elected and qualified.

           CLASS III DIRECTORS - three year term expires at the Fund's 2010 Annual Meeting of Shareholders;
           directors may continue in office until their successors are duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

+ As a Director, represents holders of shares of the Fund's Auction Market Preferred Stock.

++ "Interested person" of the Fund as defined in the Investment Company Act of 1940, as amended. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund's investment adviser.

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                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
      --------------------------------------------------------------------------

                                                                             PRINCIPAL
                                               TERM OF OFFICE              OCCUPATION(S)
NAME, ADDRESS,                 POSITION(S)      AND LENGTH OF               DURING PAST
AND AGE                      HELD WITH FUND     TIME SERVED                 FIVE YEARS
-------------------------   ----------------   --------------   ------------------------------------
OFFICERS:
---------

ROBERT M. ETTINGER              President          Since        President and Director of Flaherty &
301 E. Colorado Boulevard                       January 2003    Crumrine Incorporated
Suite 720
Pasadena, CA 91101
Age: 49

R. ERIC CHADWICK             Chief Financial       Since        Director of Flaherty & Crumrine
301 E. Colorado Boulevard     Officer, Vice     January 2003    Incorporated since June 2006; Vice
Suite 720                     President and                     President of Flaherty & Crumrine
Pasadena, CA 91101              Treasurer                       Incorporated
Age: 32

CHAD C. CONWELL             Chief Compliance       Since        Chief Compliance Officer of Flaherty
301 E. Colorado Boulevard     Officer, Vice      July 2005      & Crumrine Incorporated Since
Suite 720                     President and                     September 2005; Vice President of
Pasadena, CA 91101              Secretary                       Flaherty & Crumrine Incorporated
Age: 35                                                         since July 2005; Attorney with
                                                                Paul, Hastings, Janofsky & Walker
                                                                LLP from September 1998 to June
                                                                2005

BRADFORD S. STONE            Vice President        Since        Director of Flaherty & Crumrine
392 Springfield Avenue        and Assistant      July 2003      Incorporated since June 2006; Vice
Mezzanine Suite                 Treasurer                       President of Flaherty & Crumrine
Summit, NJ 07901                                                Incorporated since May 2003;
Age: 48                                                         Director of U.S. Market Strategy at
                                                                Barclays Capital from June 2001 to
                                                                April 2003

NICHOLAS DALMASO             Vice President        Since        Director of Claymore Group, LLC
2455 Corporate West Drive     and Assistant     January 2003    since January 2002; Senior
Lisle, IL 60532                 Secretary                       Managing Director and Chief
Age: 42                                                         Administrative Officer of Claymore
                                                                Securities, Inc. since November 2001
                                                                and Claymore Advisors, LLC since
                                                                October 2003

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------

                                                                                PRINCIPAL
                                                  TERM OF OFFICE              OCCUPATION(S)
NAME, ADDRESS,                   POSITION(S)       AND LENGTH OF               DURING PAST
AND AGE                        HELD WITH FUND       TIME SERVED                FIVE YEARS
-------------------------   -------------------   --------------   ------------------------------------

OFFICERS:
---------

LAURIE C. LODOLO                 Assistant             Since       Assistant Compliance Officer of
301 E. Colorado Boulevard       Compliance           July 2004     Flaherty & Crumrine Incorporated
Suite 720                   Officer, Assistant                     since August 2004; Secretary of
Pasadena, CA 91101             Treasurer and                       Flaherty & Crumrine Incorporated
Age: 44                     Assistant Secretary                    since February 2004; Account
                                                                   Administrator of Flaherty & Crumrine
                                                                   Incorporated

                      [This page intentionally left blank]

DIRECTORS
   Donald F. Crumrine, CFA
      Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
      Chief Executive Officer
   Robert M. Ettinger, CFA
      President
   R. Eric Chadwick, CFA
      Chief Financial Officer,
      Vice President and Treasurer
   Chad C. Conwell
      Chief Compliance Officer,
      Vice President and Secretary
   Bradford S. Stone
      Vice President and
      Assistant Treasurer
   Nicholas Dalmaso
      Vice President and Assistant Secretary
   Laurie C. Lodolo
      Assistant Compliance Officer,
      Assistant Treasurer and
      Assistant Secretary

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

SERVICING AGENT
   Claymore Securities, Inc.
   1-866-233-4001

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY &
   CRUMRINE/CLAYMORE PREFERRED SECURITIES
   INCOME FUND?

   o     If your shares are held in a Brokerage Account, contact your Broker.

   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent --
                            PFPC Inc. 1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                          Flaherty & Crumrine/Claymore
              [LOGO]    ================================
                        PREFERRED SECURITIES INCOME FUND

                                      Annual
                                      Report

                                 November 30, 2007

                                www.fcclaymore.com

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that David Gale, Karen H. Hogan and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are "independent," as defined by the Securities and Exchange Commission.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $42,800 for 2007 and $40,800 for 2006.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
          (a) of this Item are $0 for 2007 and $0 for 2006.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,300 for 2007 and $7,700 for 2006.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $15,500 for 2007 and $14,900 for 2006. These services consist of the principal accountant providing a "Quarterly Agreed-Upon-Procedures Report on Articles Supplementary". These Agreed-Upon-Procedures ("AUP") are requirements arising from the Articles Supplementary creating the Fund's preferred stock. Specifically, the credit rating agencies require such AUP be undertaken in order to maintain the preferred stock's rating.

  (e)(1) The Fund's Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.


  (e)(2)  The percentage of services described in each of paragraphs (b) through
          (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for 2006.

     (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are:
David Gale, Morgan Gust, Karen H. Hogan, and Robert F. Wulf.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                  ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated ("F&C") acts as discretionary investment adviser for various clients, including the following six pooled investment vehicles (the "Funds"):


As adviser to the "U.S. Funds"      Flaherty & Crumrine Preferred Income Fund
                                    Flaherty & Crumrine Preferred Income Opportunity Fund
                                    Flaherty & Crumrine/Claymore Preferred Securities Income Fund
                                    Flaherty & Crumrine/Claymore Total Return Fund

As sub-adviser
to the "Canadian Funds"             Flaherty & Crumrine Investment Grade Fixed Income Fund
                                    Flaherty & Crumrine Investment Grade Preferred Fund

F&C's authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves


PURPOSE

These policies and procedures are designed to satisfy F&C's duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where F&C's interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby F&C exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and F&C will make available to such clients and Fund shareholders the record of F&C's votes promptly upon request and to the extent required by Federal law and regulations.


FUNDAMENTAL STANDARD

F&C will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.


GENERAL

F&C has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where F&C may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., F&C will apply the same principles as would apply to common or preferred stock, mutatis mutandis.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where F&C does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

F&C may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC's EDGAR database. In other instances, F&C will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, F&C will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to F&C in making a decision how to vote.

For purposes of decision making, F&C will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where F&C may have discretionary authority with regard to several different securities of the same issuer, it may vote securities "in favor" for those securities or classes where F&C has determined the matter in question to be beneficial while, at the same time, voting "against" for those securities or classes where F&C has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

F&C will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. F&C may consult with such other experts, such as CPA's, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, F&C will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as "social, environmental, and corporate responsibility" matters, F&C will typically give weight to management's recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer's competitors.

In cases where the voting of proxies would not justify the time and costs involved, F&C may refrain from voting. From the individual client's perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of F&C's institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.


VOTING OF COMMON STOCK PROXIES

F&C categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, F&C normally will vote in favor of management's recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) "contested" director slates. In non-routine matters, F&C, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.


VOTING OF PREFERRED STOCK PROXIES

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, F&C will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made ("contingent voting"), F&C will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. F&C will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, F&C does not intend to vote such proxies since the time and costs would outweigh the benefits.


ACTUAL AND APPARENT CONFLICTS OF INTEREST

Potential conflicts of interest between F&C and F&C's clients may arise when F&C's relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of F&C's clients.

F&C will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, F&C will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Funds) in instances when a material conflict of interest may be apparent. F&C must describe the conflict to the client and state F&C's voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), F&C will vote in accordance with the recommendation it had made to the client.

In all such instances, F&C will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.


AMENDMENT OF THE POLICIES AND PROCEDURES

These policies and procedures may be modified at any time by action of the Board of Directors of F&C but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to F&C's clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds' websites and will be disclosed in reports to shareholders as required by law.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under "Item 2 - Codes of Ethics" and "Item 7 - Proxy Voting Policies."

(a)(1)
PORTFOLIO MANAGERS

R. Eric Chadwick, Donald F. Crumrine, Robert M. Ettinger and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the portfolio managers is available in the Annual Report included in Response to Item 1 above.


(a)(2)
OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The tables below illustrate other accounts where each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of November 30, 2007:

                                                                                                                   # of Accounts
                                                                                  Total                          Managed for which
       Name of Portfolio Manager or                                           # of Accounts    Total Assets       Advisory Fee is
                Team Member                      Type of Accounts                Managed            (mm)       Based on Performance
                -----------                      ----------------                -------            ----       --------------------
1.    Donald F. Crumrine                Other Registered Investment                 3                 718                0
                                        Companies:
                                        Other Pooled Investment Vehicles:           2                 341                0
                                        Other Accounts:                             21              1,391                0


2.    Robert M. Ettinger                Other Registered Investment                 3                 718                0
                                        Companies:
                                        Other Pooled Investment Vehicles:           2                 341                0
                                        Other Accounts:                             21              1,391                0

3.    R. Eric Chadwick                  Other Registered Investment                 3                 718                0
                                        Companies:
                                        Other Pooled Investment Vehicles:           2                 341                0
                                        Other Accounts:                             21              1,391                0

4.    Bradford S. Stone                 Other Registered Investment                 3                 718                0
                                        Companies:
                                        Other Pooled Investment Vehicles:           2                 341                0
                                        Other Accounts:                             21              1,391                0

POTENTIAL CONFLICTS OF INTEREST

In addition to the Fund, the Portfolio Managers jointly manage accounts for three other closed-end funds, two Canadian funds and other institutional clients. As a result, potential conflicts of interest may arise as follows:

     o ALLOCATION OF LIMITED TIME AND ATTENTION. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

     o ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

     o PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

     o VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3)
PORTFOLIO MANAGER COMPENSATION

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee's eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

(a)(4)
DISCLOSURE OF SECURITIES OWNERSHIP

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2007:

          ------------------------------------------------------------
                                       Dollar Range of Fund Shares
                     Name                  Beneficially Owned*
          ------------------------------------------------------------
            Donald F. Crumrine             $100,001 to $500,000
          ------------------------------------------------------------
            Robert M. Ettinger             $100,001 to $500,000
          ------------------------------------------------------------
            R. Eric Chadwick               $100,001 to $500,000
          ------------------------------------------------------------
            Bradford S. Stone              $100,001 to $500,000
          ------------------------------------------------------------


*INCLUDES 4,346 SHARES HELD BY FLAHERTY & CRUMRINE INCORPORATED OF WHICH EACH PORTFOLIO MANAGER HAS BENEFICIAL OWNERSHIP.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-

K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3)  Not applicable.

     (b)  Certifications  pursuant  to Rule  30a-2(b)  under  the  1940  Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
--------------------------------------------------------------------------------

By (Signature and Title)* /s/ Donald F. Crumrine
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date              1/29/2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Donald F. Crumrine
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date              1/29/2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ R. Eric Chadwick
                         -------------------------------------------------------
                         R. Eric Chadwick, Chief Financial Officer, Treasurer, and Vice President
                         (principal financial officer)

Date              1/29/2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.